UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 07, 2022

Iterum Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-38503	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fitzwilliam Court
Dublin 2, Ireland		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 1 669-4820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	ITRM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2022, Iterum Therapeutics plc (the “Company”) entered into Share Option Cancellation Agreements (the “Cancellation Agreements”) with certain of the Company’s executive officers pursuant to which such individuals (the “Optionees”) agreed to the surrender and cancellation of certain previously granted share options (the “Cancelled Options”) to purchase the Company’s ordinary shares in order to make available additional shares under the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended. Under the terms of the Cancellation Agreements, each Optionee and the Company acknowledged and agreed that the surrender and cancellation of the Cancelled Options was without any expectation on the part of the Optionee to receive, and without any obligation on the Company to pay or grant, any cash, equity awards or other consideration presently or in the future with respect to the Cancelled Options.

The executive officers that entered into Cancellation Agreements and the aggregate number of shares underlying the Cancelled Options surrendered by each such officer are as follows: Corey Fishman, 127,307 ordinary shares, at an exercise price of $13.00, 150,000 ordinary shares, at an exercise price of $5.80 per share and 5,280,000 ordinary shares, at an exercise price of $2.01 per share; Judith Matthews, 23,870 ordinary shares, at an exercise price of $13.00, 30,000 ordinary shares, at an exercise price of $5.80 per share and 1,936,0000 ordinary shares, at an exercise price of $2.01 per share.

The foregoing description of the Cancellation Agreements is qualified by reference to the full text of the Cancellation Agreements, the form of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Form of Share Option Cancellation Agreement

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Iterum Therapeutics plc

Date:	July 8, 2022	By:	/s/ Corey N. Fishman
Corey N. Fishman, Chief Executive Officer